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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2002

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
 (Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-45599 and 333-45611 (Commission File Number)	41-1783128 (IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346
(Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits

        Ex. 20.a    Series 1998-2 November Certificateholders' Statement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Treasurer and Secretary

Dated: December 16, 2002

Fingerhut Master Trust
Series 1998-2

Fingerhut Receivables, Inc.
Securityholder's Statement
Monthly Report
November-02

		Class A	Class B	CTO	Class D	Total
(i)	Invested Amount (Beginning of Month)	292,500,000.00	51,136,000.00	61,364,000.00	61,364,000.00	466,364,000.00

	Security Principal Funds On Deposit	22,500,000.00				22,500,000.00

(ii)	Security Principal Distributed	(22,500,000.00)	—	—	—	(22,500,000.00)

	Invested Amount (End of Month)	270,000,000.00	51,136,000.00	61,364,000.00	61,364,000.00	443,864,000.00

(iii)	Security Interest to be Distributed	1,401,750.00	277,412.80	123,186.10		1,802,348.90

Security Principal Distributed per $1,000		76.9230769	0.0000000	0.0000000

Security Interest Distributed per $1,000		4.7923077	5.4250000	2.0074653

(iv)	Principal Collections	15,050,960.70	2,280,432.37	2,736,554.53	2,736,554.53	22,804,502.13
(v)	Finance Collections	8,252,760.82	1,659,371.71	1,991,272.01	1,991,272.01	13,894,676.54
	Recoveries	1,643,099.25	330,375.79	396,456.12	396,456.12	2,766,387.29
	Interest Earnings on trust bank accounts	12,451.17	2,358.16	2,829.83	2,829.83	20,468.99

Total Finance Collections		9,908,311.25	1,992,105.66	2,390,557.96	2,390,557.96	16,681,532.82

Total Collections		24,959,271.95	4,272,538.03	5,127,112.48	5,127,112.48	39,486,034.95

(vi)	Total Receivables in Trust					749,897,816.54

	Aggregate Amount of Principal Receivables					622,126,010.44

(i)	Original Security Amount	337,500,000.00	51,136,000.00	61,364,000.00	61,364,000.00	511,364,000.00

	Invested Amount (End of Month)	270,000,000.00	51,136,000.00	61,364,000.00	61,364,000.00	443,864,000.00

	Floating Allocation Percentage	39.7829372%	8.2195567%	9.8635966%	9.8635966%	67.7296871%

	Fixed/Floating Allocation Percentage	54.2494598%	8.2195567%	9.8635966%	9.8635966%	82.1962097%

	Average Daily Invested Amount	280,446,428.57	51,136,000.00	61,364,000.00	61,364,000.00	454,310,428.57

(vii)	Receivable Delinquencies
	Current				59.22%	444,105,431.26
	31 Days to 60 Days				15.84%	118,769,707.56
	61 Days to 90 Days				6.20%	46,529,262.00
	91 Days and Over				18.74%	140,493,415.72

Total Receivables					100.00%	749,897,816.54

(viii)	Aggregate Investor Default Amount					14,402,961.38

	As a % of Average Daily Invested Amount (Annualized based on 365 days/year)					41.33%

(ix)	Security Charge-Offs	0.00	0.00	0.00	0.00	0.00

(x)	Servicing Fee	414,246.58	78,455.23	94,147.51	94,147.51	680,996.82

(xii)	Unreimbursed Redirected Principal Collections		0.00	0.00	0.00	0.00

(xiii)	Excess Funding Account Balance					0.00

(xiv)	CTO Trigger Event Occurrence					None

	CTO Reserve Amount					N/A

(xv)	Number of New Accounts Added to the Trust					22

(xvi)	Revolving Receivables Reserve Account Balance					$5,084,000.00

(xvii)	Defeasance Funding Account Balance					0.00

	'Average Net Portfolio Yield					6.54%

	Minimum Base Rate					7.55%

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FINGERHUT RECEIVABLES, INC. Current Report on Form 8-K
  Item 7. Financial Statements and Exhibits
SIGNATURE